                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14C


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

                          The Hartcourt Companies, Inc.
                          -----------------------------

                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                              INFORMATION STATEMENT
                              --------------------
                      FINANCIAL TELECOM LIMITED (USA), INC.
                          ($0.001 PAR VALUE PER SHARE)
                              --------------------

         The Hartcourt Companies, Inc. ("Hartcourt") plans to distribute to each record holder of Hartcourt common stock, $0.001 par value, as of the close of business on October 25, 2004 (the "Record Date"), .087965218 share of the $0.001 par value common stock of Financial Telecom Limited (USA), Inc. ("FTL" or the "Company"), for each share of Hartcourt common stock owned as of the close of business on the Record Date (the "Distribution"). Hartcourt is mailing this information statement to you on or about November 1, 2004 in order to provide you with certain information about FTL.

         There is no current market for the common stock of FTL. FTL is in the process of applying to have its common stock included on the OTC Bulletin Board. Hartcourt currently owns 15,100,000 shares of FTL's outstanding common stock, representing all of FTL's outstanding capital stock, and will mail the certificates representing the FTL shares on or about November 1, 2004 (the "Distribution Date"). As a result, 100% of the outstanding shares of FTL common stock will be distributed to holders of Hartcourt common stock on a pro rata basis. Hartcourt shareholders will not be asked to give any consideration for receiving shares of FTL common stock.

IN REVIEWING THIS INFORMATION STATEMENT, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DESCRIBED UNDER THE CAPTION "RISK FACTORS."

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. ANY SUCH OFFERING MAY ONLY BE MADE BY MEANS OF A SEPARATE PROSPECTUS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND OTHERWISE IN COMPLIANCE WITH APPLICABLE LAW.

         The statements included in this information statement that are not purely historical are forward-looking statements within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to differ materially from those implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "believes," "predicts," "estimates," "projection," "intends," "anticipates" and similar terms. Readers are cautioned not to place undue reliance on the forward-looking statements set forth below. All forward-looking statements included in this information statement are based on information known of the date hereof, and the Company and Hartcourt undertake no obligation to publicly update or revise any of the forward-looking statements contained herein.

         You should only rely upon the information included in this information statement. We have not authorized anyone to provide you with additional or different information. The information contained in this information statement is believed by us to be accurate as of the date set forth on its cover. You should not assume that the information is accurate as of any date later than such date. Changes may occur after that date, and we will not update the information except in the normal course of our respective public disclosure obligations and practices.

         Shareholders of Hartcourt with inquiries related to the Distribution should contact Hartcourt's general counsel, John Furutani, at (626) 844-2437; or the FTL common stock Transfer Agent, Signature Stock Transfer, Inc., Plano, Texas, Attn: Jason Bogutski, Telephone: (972) 612-4120. Signature Stock Transfer, Inc. is acting as Distribution Agent for the Distribution.

         The date of this information statement is October 25, 2004.

                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this information statement and is qualified in its entirety by reference to, and should be read in conjunction with, the detailed information and financial statements contained herein. Capitalized terms used in this Summary and not defined are defined elsewhere in this information statement.


DISTRIBUTING COMPANY                The Hartcourt Companies, Inc. ("Hartcourt")

DISTRIBUTED COMPANY                 Financial Telecom Limited (USA), Inc. ("FTL"
                                    or the "Company"), a subsidiary of
                                    Hartcourt. FTL is principally engaged in the business of providing real-time stock quotes, international foreign currency exchange quotes and financial information on Hong Kong listed companies, including trading information on other stock exchanges in the United States and Europe, to institutional and retail investors.

SHARES TO BE DISTRIBUTED            15,100,000 shares of common stock of FTL. No
                                    fractional shares will be distributed. The shares to be distributed will constitute
                                    100% of the outstanding shares of FTL common stock.

DISTRIBUTION RATIO                  The Distribution will be made on the basis
                                    of .087965218 share of FTL common stock for each share of Hartcourt common stock owned of record as of the close of business on October 25, 2004.

FRACTIONAL SHARE INTERESTS          The Company plans to round up any fractional
                                    share interest that a Hartcourt shareholder will be entitled to receive as a result of the Distribution. See "The Distribution -
                                    Manner of Effecting the Distribution" and "Federal Income Tax Consequences of the
                                    Distribution."

TRADING MARKET                      There is no current market for the common
                                    stock of FTL. FTL is in the process of
                                    applying to have its common stock included on the OTC Bulletin Board.

RECORD DATE                         October 25, 2004

EX-DIVIDEND DATE                    October 21, 2004

DISTRIBUTION DATE                   November 1, 2004

DISTRIBUTION AGENT                  Signature Stock Transfer, Inc., Plano, Texas

FEDERAL INCOME TAX CONSEQUENCES     Hartcourt anticipates that the Distribution
                                    will be treated as a taxable distribution to Hartcourt shareholders. See "Federal Income
                                    Tax Consequences of the Distribution" and "Risk Factors - the Distribution Shall be
                                    Taxable to Shareholders."

ANTI-TAKEOVER PROVISIONS            Certain state laws applicable to FTL could
                                    have the effect of restricting an
                                    acquisition of FTL.

TRANSFER AGENT AND REGISTRAR FOR    Signature Stock Transfer, Inc., Plano, Texas
FTL COMMON STOCK

RELATIONSHIP BETWEEN HARTCOURT AND  Following the Distribution, the Company will
FTL AFTER THE DISTRIBUTION          rely on Hartcourt for accounting and
                                    business development support and investor relations and corporate governance consultation for a transition period. It is expected that the Company will either form its own team or outsource these services at some point following the Distribution.

RISK FACTORS                        Shareholders should be aware of certain
                                    special considerations, including, among other things, that: (i) FTL has a history of operating at a loss; (ii) FTL will need to obtain additional financing in order to fund its operating losses; (iii) FTL has no operating history as a separate public company; (iv) Hartcourt's financial and, following a transition period, certain other support of FTL will be discontinued following the Distribution; (v) the
                                    Distribution will be taxable to Hartcourt shareholders; (v) FTL operates in markets that are highly competitive; (vi) payment of cash dividends is not expected for the foreseeable future; and (vii) there has been no prior public market for FTL common stock and the market prices may be volatile. See
                                    "Risk Factors."


                                  INTRODUCTION

         Hartcourt currently holds 15,100,000 common shares of FTL, representing 100% of the total outstanding common stock of FTL. The board of directors of Hartcourt has declared a distribution payable to the holders of record of Hartcourt's common stock at the close of business on October 25, 2004, the Record Date, of .087965218 share of the $0.001 par value common stock of FTL for each share of Hartcourt common stock outstanding as of the close of business on the Record Date. As a result of the Distribution, 100% of the outstanding shares of FTL common stock will be distributed to Hartcourt shareholders on a pro rata basis. Shares of FTL common stock will initially be issued in book-entry form (without stock certificates) entered on the records of FTL. Shareholders will receive a written confirmation from Signature Stock Transfer, Inc., the Distribution Agent and Transfer Agent for FTL common stock, showing the number of FTL shares owned. Certificates representing the shares distributed along with certain tax-related information will be mailed to Hartcourt shareholders by Signature Stock Transfer, Inc. on or about the Distribution Date.

         All of the shares of FTL currently held by Hartcourt, representing 100% of the outstanding shares of FTL, will be distributed to Hartcourt shareholders in the Distribution. In order to avoid distributing fractional shares, the Company will round up to the nearest whole share any fractional share interests to which Hartcourt shareholders are entitled.

         FTL's principal executive offices are located at 308, Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hong Kong. Its United States mailing address is 911 East Colorado Boulevard, Suite 310, Pasadena, California 91106 and the telephone number is (626) 844-2437.

         Hartcourt shareholders with questions relating to the Distribution should contact Hartcourt's general counsel, John Furutani, at (626) 844-2437. After the Distribution Date, shareholders of FTL with inquiries relating to the Distribution should contact Stephen Tang at 852 2868 0668, or Jason Bogutski at Signature Stock Transfer, Inc., the Transfer Agent, at (972) 612-4120.


                                THE DISTRIBUTION

REASONS FOR THE DISTRIBUTION

         The Hartcourt board of directors has determined that it is in the best interests of Hartcourt and its shareholders to separate FTL from Hartcourt. The decision to effect the Distribution is part of Hartcourt's strategy of focusing on its core business of building a broad network of Internet, media and telecommunication companies in Hong Kong and Mainland China. Hartcourt believes that the separation of its FTL subsidiary will permit Hartcourt to adopt strategies and pursue opportunities appropriate to its specific businesses and industries. Further, subsequent to the separation, FTL may be able to achieve future growth through internal expansions and acquisitions utilizing its own equity.

         The Distribution will enable the management of each company to concentrate its attention and financial resources on the core business of its respective company without regard to the corporate objectives, policies and investment standards of the other. In addition, FTL will be able to provide incentives for key employees that correspond more directly to the performance of its business. The Distribution will also allow FTL to develop a board of directors with relevant expertise to its business. The Hartcourt board of directors believes that the Distribution will allow investors to better evaluate the different merits of each business and its future prospects, enhancing the likelihood that each will achieve appropriate market recognition of its performance and potential.

MANNER OF EFFECTING THE DISTRIBUTION

         Hartcourt will effect the Distribution on the Distribution Date by delivering shares of FTL common stock to Signature Stock Transfer, Inc., as the Distribution Agent, for distribution to holders of record of Hartcourt common stock at the close of business on the Record Date. The Distribution will be made on the basis of .087965218 share of FTL common stock for each share of Hartcourt common stock outstanding on the Record Date. All shares of FTL common stock will be fully paid and nonassessable and the holders thereof will not be entitled to preemptive rights. See "Description of Capital Stock." Shares of FTL common stock will initially be issued in book-entry form (without stock certificates) entered on the records of FTL. Shareholders will receive a written confirmation from Signature Stock Transfer, Inc., the Distribution Agent and Transfer Agent for FTL common stock, showing the number of FTL shares owned. Certificates representing the shares being issued in the Distribution along with certain tax-related information will be mailed to Hartcourt shareholders by Signature Stock Transfer, Inc. on or about the Distribution Date.

         No certificates representing fractional shares of FTL common stock will be issued to Hartcourt shareholders as part of the Distribution. In order to avoid distributing fractional shares, the Company will round up to the nearest whole share any fractional share interests to which Hartcourt shareholders are entitled. See "The Distribution - Federal Income Tax Consequences of the Distribution."

         No holder of Hartcourt common stock will be required to pay any cash or other consideration for the shares of FTL common stock received in the Distribution or to surrender or exchange shares of Hartcourt common stock in order to receive shares of FTL common stock. The Distribution will not affect the number of, or the rights attaching to, outstanding shares of Hartcourt common stock.

LISTING AND TRADING OF THE COMMON STOCK; OWNERSHIP

         There is no current market for the common stock of FTL. FTL is in the process of applying to have its common stock included on the OTC Bulletin Board. There can be no assurance that the FTL common stock will be approved for listing on the OTC Bulletin Board. If approved, the extent of the market for the FTL common stock and the prices at which the FTL common stock may trade cannot be predicted. See "Risk Factors - There Can be No Assurance that an Active Trading Market for the FTL Common Stock will be Established or Maintained After the Distribution, and the Stock Price May be Volatile" and "There is a Risk the FTL Common Stock will Constitute Low-Priced Stock Subject to Penny Stock Regulations."

         Shares of FTL common stock distributed to Hartcourt shareholders are freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Company under the Securities Act of 1933, as amended (the "Securities Act"). Individuals or entities that control, are controlled by or are under common control with the Company, including directors and principal executive officers of FTL as well as principal shareholders of FTL, will generally be considered as affiliates. Persons who are affiliates of the Company will be permitted to sell their shares of common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemptions afforded by Section 4(1) of the Securities Act and Rule 144 thereunder.

         The Company expects to have approximately 10,000 holders of record of the FTL common stock immediately after the Distribution.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

         The Distribution of the shares of FTL to the shareholders of Hartcourt is not intended to be a tax-free distribution of those shares under Section 355 or Section 368 of the Internal Revenue Code (the "Code") and will be taxable to Hartcourt shareholders. Shareholders of Hartcourt are urged to consult their tax advisors as to the tax consequences to them of the Distribution.

         Because the Distribution will not qualify as a tax-free distribution under Section 355 or Section 368 of the Code, the Distribution of shares will be a taxable transaction both to Hartcourt and to the shareholders of Hartcourt.

         Pursuant to Section 311(b)(1) of the Code, Hartcourt will recognize gain (but not loss) on the Distribution of the FTL shares equal to the excess of the value of such shares over Hartcourt's tax basis in such shares. If the value of the FTL shares is less than or equal to their basis, no gain or loss will be recognized to Hartcourt and the basis Hartcourt had in such shares will disappear as a result of the Distribution without producing any tax benefit to Hartcourt.

         The shareholders of Hartcourt who receive stock of FTL in the Distribution will be treated as receiving a dividend from Hartcourt (to the extent of the earnings and profits of Hartcourt) in an amount equal to the value of the FTL shares on the date of Distribution. It is possible that the earnings and profits of Hartcourt may be in excess of the value of the FTL. If the earnings and profits of Hartcourt are in excess of the value of the FTL shares, the full value of the FTL shares will be taxable as a dividend. Individual shareholders will be required to pay tax at ordinary income rates on the amount of the dividend received and will have a basis in the FTL shares equal to the value of the FTL shares as of the date of Distribution. In addition, withholding may be required with respect to non-U.S. shareholders who receive the Distribution. A corporate shareholder of Hartcourt may be permitted to exclude a portion of the dividend received pursuant to the provisions of Section 243 of the Code. Any such corporate shareholder should consult its own tax advisor as to the application of Section 243.

         If the Distribution is not taxable as a dividend, it is treated as a return of capital. To the extent that the value of the FTL shares distributed to a shareholder exceeds Hartcourt's earnings and profits and the shareholder's basis in Hartcourt stock, such excess is treated as gain from the sale or exchange of property. Therefore, the value of any FTL stock distributed to a Hartcourt shareholder will initially be applied to reduce that shareholder's basis in Hartcourt stock. If the value of the FTL stock received exceeds the tax basis of the recipient shareholder's Hartcourt stock, the excess will be treated as gain from the sale of such stock. Under most circumstances, such gain will be taxable as a capital gain.

         To the extent that the Distribution is taxable to a Hartcourt shareholder as a dividend, withholding at a rate of up to 30% may be required if the shareholder is not a U.S. shareholder. However, capital gains of non-U.S. shareholders are generally exempt from U.S. tax. Non-U.S. shareholders should consult with their tax advisors to determine whether or not they are subject to U.S. tax and if there are any tax treaties in place that may minimize such potential U.S. tax liabilities.

         The holding period for the FTL shares for capital gain purposes will begin as of the date following the Distribution Date.

         THE FOREGOING IS MERELY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION UNDER CURRENT LAW AND IS INTENDED TO BE GENERAL INFORMATION ONLY. IN VIEW OF THE FOREGOING, AND THE VARIOUS FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE DISTRIBUTION, HOLDERS OF HARTCOURT COMMON STOCK ARE URGED TO CONSULT THEIR PERSONAL TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THEIR RECEIPT OF FTL COMMON STOCK.

REASONS FOR FURNISHING INFORMATION STATEMENT

         Hartcourt is delivering this information statement to its shareholders of record solely to provide adequate information to Hartcourt shareholders about FTL and the distribution of FTL shares. It is not, and is not to be construed as, an inducement or encouragement to buy or sell any securities of Hartcourt or FTL. The information included here is given as of the date of this information statement unless otherwise indicated.


                 RELATIONSHIP BETWEEN HARTCOURT AND THE COMPANY
                             AFTER THE DISTRIBUTION

         The Company has not entered into any formal arrangements with Hartcourt concerning their business relationships following the Distribution, although they may do so in the future. The Company had a loan from Hartcourt with an outstanding balance of $142,270 (as of June 30, 2004) that will be written off in full prior to the Distribution. This write-off will result in tax consequences to the Company. Currently, the Company relies on Hartcourt for accounting support and certain administrative services. It is expected that the Company will rely on Hartcourt for accounting and business development support and investor relations and corporate governance consultation for a transition period following the Distribution. Following this transition period, it is expected that the Company will either form its own team or outsource these services at some point following the Distribution.

                                  RISK FACTORS

         The following risk factors, in addition to the other information contained elsewhere in this information statement, should be considered carefully in evaluating the Company and its business:

FTL HAS A HISTORY OF OPERATING AT A LOSS, AND BECAUSE FTL EXPECTS TO CONTINUE TO INCUR NET LOSSES, IT MAY NEVER BE PROFITABLE.

         FTL was profitable until June 1999. Since then, the operations of FTL HK have not been profitable. One of the purposes of the Distribution is to permit FTL to pursue a strategy of expanding its customer base and product lines. FTL's management believes that if it is successful in this strategy, FTL will be able to generate revenues in excess of its operating expenses. However, there are no assurances that FTL's strategy will be successful and at least for the foreseeable future, FTL will continue to operate at a loss. In addition, as a stand-alone entity, FTL is expected to incur, among other things, higher expenses, including the expense of establishing and maintaining FTL's own accounting and administration team, which prior to the Distribution, have been and will be provided by Hartcourt. There can be no assurance that it will be able to increase its sales revenues to offset these expenses, if at all.

IF FTL IS UNABLE TO OBTAIN ADDITIONAL FINANCING TO FUND ITS OPERATING LOSSES, ITS FINANCIAL PERFORMANCE WILL BE MATERIALLY ADVERSELY AFFECTED.

         FTL will need to seek additional financing to fund its future operations. FTL incurred net losses of $1,030,288 and $72,782 for the years ended December 31, 2002 and 2003, respectively, and a net loss of $170,747 for the six months ended June 30, 2004. In addition, FTL's working capital deficit of $1,316,720 as of June 30, 2004 (current assets less current liabilities ) is not adequate to meet its minimum monthly capital expenses.

         FTL's ability to continue as a going concern depends on the success of its plan to seek funding sources once spun-off. FTL plans to approach funding sources such as lenders interested in funding FTL to meet its working capital requirements and investors interested in purchasing FTL stock. FTL does not have any commitments to provide such financing and there can be no assurance that any such financing will be available when needed or, if available, will be on terms acceptable to the Company. In the event such financing is not obtained, FTL's operations will be materially adversely affected and may have to be substantially reduced or ceased. Any equity financing will be dilutive to FTL's existing shareholders and debt financings, if available, will likely impose restrictive covenants upon FTL.

FTL MAYBE UNSUCCESSFUL OPERATING INDEPENDENT OF HARTCOURT.

         The Company does not have an operating history as an independent company, particularly not one that has public reporting obligations or securities publicly traded. Prior to the Distribution, the Company has been operating under the control of Hartcourt. Following the Distribution, the Company will no longer be able to rely on Hartcourt for financial support or benefit from its relationship with Hartcourt to obtain credit or receive favorable terms for the purchase or sale of certain goods and services.

         In addition, after a temporary transition period, the Company will be responsible for obtaining its own treasury, cash management, accounting, legal, risk management and other administrative activities. In order to manage future growth and meet its reporting requirements as a public company, FTL will need to secure these sources quickly.

CONTINUED OR WORSENING UNFAVORABLE CONDITIONS IN THE FINANCIAL MARKETS MAY HAVE A SIGNIFICANT ADVERSE AFFECT ON FTL'S BUSINESS.

         FTL's business is generally dependent upon the health of the financial markets, particularly the Hong Kong stock market, and the participants in those markets. As a provider of financial information, FTL, like other financial services businesses, is directly affected by economic and political conditions, broad trends in business and finance and changes in volume, trading activity and price levels of securities and future transactions. The Hong Kong securities market is characterized by considerable fluctuation and downturns in this market has harmed FTL, and could continue to do so in the future. There is no guarantee that the securities market will recover from its current downturn, and some of our competitors with more diverse product and service offerings may withstand such a downturn in the securities industry better than FTL would.

DEPENDENCE ON THE LOCAL MARKET MAY IMPACT FTL'S SALES.

         FTL will need to grow its product sales significantly in order to be successful. FTL's customer base is local, and its revenues depend significantly on the well-being of the Hong Kong stock market. A continued downturn in this market would bring severe loss to the Company. FTL will need to expand its customer base to include international investors in Europe, the United States and Mainland China. FTL HK has exerted substantial effort preparing for the Mainland China market after the implementation of the Qualified Domestic Institutional Investor ("QDII") scheme that facilitates the flow of investment from Chinese investors to the Hong Kong market. The Company estimates that QDII will be implemented in the third quarter of 2004. However, FTL cannot guarantee that it will benefit from QDII or that it will be able to significantly expand or that any expansion will enhance profitability.

RISK OF CHANGES IN TECHNOLOGY MAY MATERIALLY ADVERSELY AFFECT FTL'S BUSINESS.

         FTL's success depends on its ability to develop and provide new products and services. The delivery of products and services online is, and will continue to be, characterized by rapidly changing technology, evolving industry standards, changes in customer requirements and frequent new service and product introductions. FTL's future success will depend, in part, on its ability to effectively use leading technologies, enhance current services, develop services that meet changing customer requirements and influence and respond to changing industry standards and other technological changes in a timely and cost-effective manner. There can be no assurance that FTL will respond to these changing technological conditions. The development of new, technologically advanced products and services is a complex and uncertain process requiring high levels of innovation, as well as the accurate anticipation of technological and market trends. FTL cannot provide any assurance that it will be able to identify, develop, market, support or manage the transition to new or enhanced products or services successfully. FTL's business, results of operations and financial condition would be materially adversely affected if it were to be unsuccessful, or incur significant delays, in developing and introducing new products, services or enhancements.

FTL'S DEPENDENCE ON THE INTERNET PLACES ITS BUSINESS AT RISK.

         FTL's products and services have been designed to capitalize on the growing acceptance and use of the Internet. Accordingly, achievement of FTL's growth and profitability objectives will be dependent in large part upon the capacity, reliability, integrity and security of the Internet, and the service providers and telecommunications vendors associated therewith. Use of the Internet depends on the development of the necessary infrastructure and communication lines. As the number of users and amount of traffic on the Internet continues to increase, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed on it.

FTL'S INTELLECTUAL PROPERTY IS NOT REGISTERED, WHICH MAY MATERIALLY ADVERSELY AFFECT ITS BUSINESS.

         FTL has not registered any of its intellectual property, which places its intellectual property at risk of infringement. If FTL is unable to adequately protect its intellectual property from such infringement, others may be able to use its technology, which could adversely affect its ability to compete in the market. Furthermore, the laws of some foreign countries do not protect intellectual property rights to the same extent as the laws of the United States and many companies have encountered significant problems in protecting and defending their intellectual property rights in foreign jurisdictions. In addition, other parties may obtain registered intellectual property rights that relate to FTL's technologies and claim that FTL's use of these technologies infringes their rights. Regardless of merit, such claims could require FTL to incur substantial costs, and divert the attention of management and technical personnel.

FTL'S DEPENDENCE ON COMPUTER SYSTEMS PLACES IT AT RISK.

         FTL receives and processes information through a variety of electronic mediums. There can be no assurance that FTL's network structure will operate appropriately in the event of a computer systems failure or that, in the event of a tornado, fire or any other natural disaster, power or telecommunications failure, act of God or war, the Company will be able to prevent an extended computer systems failure. Any computer systems failure that causes interruptions in the Company's operations could have a material adverse effect on the Company's business, financial condition and operating results.

FTL HAS LIMITED MARKETING AND SALES CAPABILITIES AND MAY BE UNABLE TO EXPAND SUCCESSFULLY.

         FTL's operating results will depend to a large extent on its ability to increase its customer base and brand awareness. Although FTL has built name recognition through its twenty-year history, it has failed to expand aggressively into the broad financial information industry. FTL plans to rebuild its sales team into one that has deep penetration into China and international markets. Although FTL has developed a marketing plan, there can be no assurance that the plan will be implemented or, if implemented, will succeed in creating sufficient levels of customer demand for its products.

FTL IS EXPOSED TO RISKS ASSOCIATED WITH INTERNATIONAL SALES AND MAINTAINING A FOREIGN SUBSIDIARY.

         FTL is located in Hong Kong and sells and markets its products and services in Mainland China and Hong Kong. FTL's international revenues represent 100% of our revenue. Risks arising from international business include:

     o    General economic and political conditions in the markets;
     o    Potential increased costs associated with overlapping tax structures;
     o    Potential trade restrictions and exchange controls;
     o More limited protection for intellectual property rights in some countries;
     o Difficulties and costs associated with staffing and managing foreign operations;
     o    Unexpected changes in regulatory requirements;
     o Difficulties of compliance with a variety of foreign laws and regulations; and
     o    Longer accounts receivable cycles in foreign countries.

         FTL's subsidiary business is conducted in Hong Kong dollars rather than U.S. dollars, which is the Company's reporting currency. The Company recognizes currency gains or losses arising from its operations in the period incurred. As a result, currency fluctuations between the U.S. dollar and the Hong Kong dollar have caused and will continue to cause foreign currency transaction gains and losses. The Company cannot predict the effects of exchange rate fluctuations upon our future operating results because of the variability of currency exposures and the potential volatility of currency exchange rates.

FTL MAY HAVE DIFFICULTIES IN MANAGING GROWTH.

         If FTL is unable to manage growth effectively, it could have a material adverse affect on FTL's operations, financial condition or business. FTL cannot guarantee that it will successfully expand or that any expansion will enhance profitability. FTL expects its planned growth will place a significant strain on management and operations. FTL's ability to manage this growth will depend upon its ability to attract, hire and retain skilled employees. FTL's future growth success will also depend in part on the ability of its officers and other key employees to implement and improve its operational and other systems and to expand, train and manage its employee base and provide support to an expanded customer base. FTL's future success is heavily dependent upon growth and acceptance of new products and services.

OUR COMPETITORS MAY DEVELOP PRODUCTS OR TECHNOLOGY THAT PLACES OURS AT A SIGNIFICANT DISADVANTAGE.

         The business of FTL is in industries and markets that are highly competitive. Some of the Company's competitors have greater financial, technical, marketing and other resources than the Company. These competitors may be able to respond more quickly to new or changing opportunities, technologies and customer requirements than FTL and may be able to undertake more extensive promotional activities, offer more attractive terms to customers and adopt more aggressive pricing policies than the Company. Many competitors have gained market share from FTL by offering similar generic products under a lower pricing structure. FTL expects competition to continue and intensify in the future. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.

FTL DOES NOT EXPECT TO PAY DIVIDENDS.

         It is currently contemplated that, following the Distribution, the Company will use any excess cash flow, if any, for reinvestment in its operations and will not pay dividends on its common stock in the immediately foreseeable future.

THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET FOR THE FTL COMMON STOCK WILL BE ESTABLISHED OR MAINTAINED AFTER THE DISTRIBUTION, AND THE STOCK PRICE MAY BE VOLATILE.

         Prior to the Distribution, there has been no public market for the FTL common stock. Although the Company believes its common stock will be approved for inclusion on the OTC Bulletin Board, there can be no assurance that an active trading market for the FTL common stock will be established or maintained after the Distribution. Hartcourt expects the FTL common stock to initially constitute penny stock. The prices at which the FTL common stock trades will be determined by the marketplace and could be subject to significant fluctuations in response to many factors, including, among other things, variations in the Company's quarterly operating results, changing economic conditions in the industries in which the Company participates and changes in government regulations. In addition, the general stock market has in recent years experienced significant price fluctuations, often unrelated to the operating performance of the specific companies whose stock is traded. Market fluctuations, as well as economic conditions, may adversely affect the market price of the FTL common stock.

THERE IS A RISK THE FTL COMMON STOCK WILL CONSTITUTE LOW-PRICED STOCK SUBJECT TO PENNY STOCK REGULATIONS.

         The FTL common stock is expected to be subject to Rule 15g-9 under the Exchange Act, which imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and "accredited investors" (generally, individuals with net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, such rule may adversely affect the ability of broker-dealers to sell the Company's securities and may adversely affect the ability of shareholders to sell any of the shares acquired in the Distribution in the secondary market.

         The SEC adopted regulations which generally define a "penny stock" to be any non-Nasdaq equity security that has a market price (as therein defined) of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

         The foregoing required penny stock restrictions will not apply to the Company's securities if such securities meet certain minimum net tangible assets or average revenue criteria. There can be no assurance that the Company's securities will qualify for exemption from these restrictions. In any event, even if the Company's securities were exempt from such restrictions, it would remain subject to Section 15(b)(6) of the Exchange Act, which gives the Commission the authority to prohibit any person that is engaged in unlawful conduct while participating in a distribution of a penny stock from associating with a broker-dealer or participating in a distribution of a penny stock, if the Commission finds that such a restriction would be in the public interest.

         If the Company's securities are subject to the existing or any amended rules on penny stocks, the market liquidity for the Company's securities could be severely adversely affected.

THE DISTRIBUTION MAY ADVERSELY EFFECT THE TRADING PRICE OF HARTCOURT STOCK.

         After the Distribution, the common stock of Hartcourt will continue to be listed and traded on the U.S. OTC Bulletin Board and Frankfurt stock exchange. As a result of the Distribution, the trading prices of Hartcourt common stock may be correspondingly lower than the trading prices of Hartcourt common stock immediately prior to the Distribution. The combined trading prices of Hartcourt common stock and FTL common stock after the Distribution may be less than, equal to or greater than the trading prices of Hartcourt common stock prior to the Distribution.

THE DISTRIBUTION WILL BE TAXABLE TO HARTCOURT SHAREHOLDERS.

         The Distribution of shares of FTL is not intended to be a tax-free distribution. Hartcourt will be required to recognize an amount of taxable gain, if any, equal to the value of the FTL shares being distributed over Hartcourt's basis in such shares. The shareholders of Hartcourt who receive stock of FTL in the Distribution will be treated as receiving a dividend from Hartcourt (to the extent of the earnings and profits of Hartcourt) in an amount equal to the value of the FTL shares on the date of Distribution. Accordingly, Hartcourt shareholders will be required to pay tax at ordinary income rates on the amount of the dividend deemed received by them. See "Federal Income Tax Consequences of the Distribution" above.


                          DESCRIPTION OF CAPITAL STOCK

         The Company has authorized capital of Five Hundred Million shares (500,000,000) shares of common stock with $0.001 par value. As of October 25, 2004, there were 15,100,000 shares of FTL common stock outstanding, all of which are owned by Hartcourt. All of the shares held by Hartcourt will be distributed on a pro rata basis to Hartcourt shareholders as a result of the Distribution. See "The Distribution" above.

COMMON STOCK

         Each share of the Company's common stock entitles the holder thereof to one vote on all matters submitted to a vote by the Company's shareholders, except with respect to voting for election of directors. Generally, unless the Company's Articles of Incorporation or Nevada law requires otherwise, the affirmative vote of the majority of shares then represented and entitled to vote on such matter at a meeting at which a quorum was present when commenced, shall be the act of the shareholders. With respect to the election of directors, however, holders of the Company's common stock are entitled to cumulative voting rights. Cumulative voting permits each holder of FTL common stock to cast an aggregate number of votes equal to the number of directorships to be filled multiplied by the number of shares of FTL common stock as to which they are entitled to cast votes. The holders may cast all of such votes in favor of any individual nominee or may allocate them among multiple nominees as they choose.

         Except for shares received by persons who may be deemed to be "affiliates" of the Company under the Securities Act, none of the shares of FTL common stock to be distributed to Hartcourt shareholders in the Distribution will constitute "restricted securities" under the Securities Act. As a result, such shares will be freely transferable upon their distribution. The Company has applied for inclusion of its common stock on the OTC Bulletin Board.

CERTAIN SHAREHOLDER AGREEMENTS

         No holder of FTL common stock has any preemptive right to subscribe for or purchase additional shares of the Company's stock. Holders of FTL common stock are entitled to share ratably in all dividends that are declared by the board of directors, and in all assets available for distribution upon liquidation.

TRANSFER AGENT

         Signature Stock Transfer, Inc., headquartered in Plano, Texas, will be appointed to serve as Transfer Agent and Distribution Agent for the shares of the Company's common stock to be distributed to Hartcourt shareholders in the Distribution.

NEVADA ANTI-TAKEOVER LEGISLATION AND ANTI-TAKEOVER DEVICES

         Nevada's "Combination with Interested Stockholders Statute," Nevada Revised Statutes 78.411-78.444, which applies to Nevada corporations that have at least 200 stockholders, prohibits an "interested stockholder" from entering into a "combination" with the corporation, unless specific conditions are met. A "combination" includes:

     o any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder;
     o any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, in one transaction or a series of transactions, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets, (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (iii) representing 10% or more of the earning power or net income of the corporation;
     o any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation;
     o the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder;"
     o certain transactions which would have the effect of increasing the proportionate share of outstanding shares of the corporation owned by the "interested stockholder;" or
     o the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who (i) directly or indirectly owns 10% or more of the voting power of the outstanding voting shares of the corporation or (ii) an affiliate or associate of the corporation which at any time within three years before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.

         A corporation to which the statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of the shares that caused the interested stockholder to become an interested stockholder was approved by the board of directors before the interested stockholder acquired those shares. If this approval was not obtained, then after the three-year period expires, the combination may be consummated if all the requirements in FTL's Articles of Incorporation are met and either:

     o (i) the board of directors of the corporation approves, prior to the person becoming an "interested stockholder," the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became one; or
     o the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets the minimum requirements set forth in Sections 78.411 through 78.443, inclusive, and prior to the consummation of the combination, except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

         The above provisions do not apply to corporations that so elect in a charter amendment approved by a majority of the disinterested shares. Such a charter amendment, however, would not become effective for eighteen months after its passage and would apply only to stock acquisitions occurring after its effective date. FTL's Articles of Incorporation do not exclude the Company from the restrictions imposed by the above provisions.

         Nevada's "Control Share Acquisition Statute," Sections 78.378 through
78.3793 of the Nevada Revised Statutes, prohibits an acquirer, in particular circumstances, from exercising voting rights of shares of a target corporation's stock after crossing specific threshold ownership percentages, except those voting rights that are granted by the target corporation's stockholders.

         The existence of these statutes may make the Company a less attractive merger or acquisition candidate. Except as described above with respect to the statutory provisions of the Nevada anti-takeover laws, the Company has not adopted any anti-takeover devices with respect to its capital stock.

DIVIDENDS

         The Company has never paid a dividend on its common stock and does not anticipate paying any dividends on its common stock in the foreseeable future. It is the current policy of the Company's board of directors to retain any earnings to finance operations and expansion of the Company's business. The payment of future dividends is within the discretion of the board of directors and will depend upon the Company's future earnings, if any, its capital requirements, financial condition and other relevant factors.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

         The Company is required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-900-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.


                                       FINANCIAL TELECOM LIMITED (USA), INC.


                                       By: /s/Stephen Tang
                                           ---------------------------------
                                           Stephen Tang, President